FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward- looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 2

FIRST QUARTER 2018

//

Financial Review

Crawford

FIRST QUARTER 2018 FINANCIAL SUMMARY ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Quarter Ended March 31, March 31, 2018 2017 ($ in millions, except per share amounts) % Change Revenues $273.1 $267.3 2 % Net Income Attributable to Shareholders of Crawford & Company $8.6 $7.7 12 % Diluted Earnings per Share CRD-A $0.16 $0.14 14 % CRD-B $0.14 $0.12 17 % Non-GAAP Diluted Earnings per Share (1) CRD-A $0.16 $0.15 7 % CRD-B $0.14 $0.13 8 % Operating Earnings (1) $18.2 $18.3 (1)% Operating Margin 6.7% 6.8% (1)% Adjusted EBITDA (1) $28.1 $26.6 6 % Adjusted EBITDA Margin 10.3% 10.0% 3% (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP Earnings per Share. 8

2018 REALIGNMENT TO GLOBAL SERVICE LINES ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Effective in 2018, we have realigned our operating segments by moving to a global service line reporting structure. Our revised operating segments are as follows: Crawford Claims Solutions • Traditional field adjusting services for property, casualty and auto • Catastrophe response • Crowd-sourced field services provided by WeGoLook® • Temporary staffing to full claims outsourcing solutions Crawford TPA Solutions: Broadspire • Workers compensation, disability and leave management • TPA services for auto, general liability, product liability • Accident and health, employers' liability • Affinity and warranty services • Medical management Crawford Specialty Solutions • Managed repair services delivered by Contractor Connection • Legal administrative services provided by GCG • Large or complex claims solutions delivered by GTS 9

CRAWFORD CLAIMS SOLUTIONS SEGMENT HIGHLIGHTS ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Operating Results (1Q 2018 v. 1Q 2017) Three months ended • Revenues of $90.4 million versus $83.1 million (in thousands, except March 31, March 31, percentages) 2018 2017 Variance • Operating earnings of $0.7 million versus $2.4 million Revenues $90,442 $83,148 8.8% • Operating earnings margin of 0.8% versus 2.9% Direct compensation, benefits, and non-employee 60,948 55,468 9.9% • Cases received of 128,945 versus 125,882, due to labor increased weather related cases Other expenses 28,779 25,246 14.0% Operating earnings $715 $2,434 (70.6%) Highlights Operating margin 0.8% 2.9% (2.1%) • Increased revenues across all geographic regions • Absent foreign exchange increases of $3.2 million, Total cases received 128,945 125,882 2.4% revenues would have been $87.2 million Full time equivalent employees 3,028 3,050 (0.7%) • Increased revenue in the U.S. and Canadian regions as a result of increased weather related cases • Earnings decline resulting from increased operating costs related to U.S. weather-related claims and higher administrative costs 10

CRAWFORD TPA SOLUTIONS: BROADSPIRE SEGMENT HIGHLIGHTS

Operating Results (1Q 2018 v. 1Q 2017)

- Revenues of $100.2 million versus $96.3 million
- Operating earnings of $7.8 million versus $8.0 million
- Operating earnings margin of 7.8% versus 8.3%
- Cases received of 204,069 versus 216,191
-

Highlights

- Increases in revenue due to new claims management clients augmenting growth in the U.S. and Canada
- Absent foreign exchange increases of $1.4 million, revenues would have been $98.8 million
- Significant pipeline of future sales opportunities being pursued

	Three months ended		
(in thousands, except percentages)	March 31, 2018	March 31, 2017	Variance
Revenues	**$100,237**	$96,326	4.1%
Direct compensation, benefits, and non-employee	**58,718**	55,590	5.6%
Other expenses	**33,695**	32,768	2.8%
Operating earnings	**$7,824**	$7,968	(1.8%)
Operating margin	**7.8%**	8.3%	(0.5%)
Total cases received	**204,069**	216,191	(5.6%)
Full time equivalent employees	**3,083**	2,894	6.5%

Crawford

11

CRAWFORD SPECIALTY SOLUTIONS SEGMENT HIGHLIGHTS ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Operating Results (1Q 2018 v. 1Q 2017) Three months ended • Revenues of $82.4 million versus $87.8 million (in thousands, except March 31, March 31, percentages) 2018 2017 Variance • Operating earnings of $10.5 million versus $8.4 million • Operating margin of 12.7% versus 9.5% Revenues $82,425 $87,793 (6.1%) Direct compensation, • Cases received consistent between periods benefits, and non-employee 43,386 41,521 4.5% Other expenses 28,588 37,920 (24.6%) Highlights Operating earnings $10,451 $8,352 25.1% • Change in U.K. contractor repair business operating Operating margin 12.7% 9.5% 3.2% model reduced revenues by $6.0 million as compared to 2017. This change had no impact on operating Total cases received 86,992 86,736 0.3% earnings Full time equivalent employees 1,717 1,763 (2.6%) • Absent foreign exchange increases of $2.4 million, revenues would have been $80.0 million • Deepwater Horizon class action settlement project continues to wind down at GCG • Reduced advertising costs in Contractor Connection during 2018 12

BALANCE SHEET HIGHLIGHTS ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// March 31, December 31, Unaudited ($ in thousands) 2018 2017 Change Cash and cash equivalents $ 63,956 $ 54,011 $ 9,945 Accounts receivable, net 173,554 174,172 (618) Unbilled revenues, net 132,915 108,745 24,170 Total receivables 306,469 282,917 23,552 Goodwill 98,462 96,916 1,546 Intangible assets arising from business acquisitions, net 96,224 97,147 (923) Goodwill and intangible assets arising from business acquisitions 194,686 194,063 623 Deferred revenues 61,265 60,309 956 Pension liabilities 81,550 87,035 (5,485) Short-term borrowings and current portion of capital leases 25,103 25,212 (109) Long-term debt, less current portion 242,202 200,460 41,742 Total debt 267,305 225,672 41,633 Total stockholders' equity attributable to Crawford & Company 189,769 182,320 7,449 Net debt (1) 203,349 171,661 31,688 Redeemable noncontrolling interests 6,447 6,775 (328) (1) See Appendix for non-GAAP explanation and reconciliation 13

OPERATING AND FREE CASH FLOW ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// For the three months ended March 31, Unaudited ($ in thousands) 2018 2017 Variance Net Income Attributable to Shareholders of Crawford & Company $ 8,569 $ 7,664 $ 905 Depreciation and Other Non-Cash Operating Items 12,866 11,517 1,349 Billed Receivables Change 2,848 (9,296) 12,144 Unbilled Receivables Change (20,180) (5,729) (14,451) Change in Accrued 401k (4,427) (5,196) 769 Change in Accrued Compensation (11,294) (15,001) 3,707 Working Capital Change 2,375 (191) 2,566 U.S. and U.K. Pension Contributions (4,381) (4,283) (98) Cash Flows from Operating Activities (13,624) (20,515) 6,891 Property & Equipment Purchases, net (5,141) (695) (4,446) Capitalized Software (internal and external costs) (5,717) (5,432) (285) Free Cash Flow (1) $ (24,482) $ (26,642) $ 2,160 (1) See Appendix for non-GAAP explanation and reconciliation 14

2018 SHARE REPURCHASES ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// • During the first quarter 2018, Crawford repurchased 1,011,958 shares of CRD-A for an average price of $8.28 per share, and 53,888 shares of CRD-B for an average price of $8.96 per share • As of March 31, 2018 the Company had remaining authorization to repurchase 600,825 shares under the 2017 Repurchase Authorization 15

2018 GUIDANCE ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Crawford & Company is reaffirming its guidance for 2018 as follows: YEAR ENDING DECEMBER 31, 2018 Low End High End Consolidated revenues before reimbursements $1.12 $1.14 billion Net income attributable to shareholders of Crawford & Company $43.0 $48.0 million Diluted earnings per share--CRD-A $0.78 $0.88 per share Diluted earnings per share--CRD-B $0.71 $0.81 per share Consolidated operating earnings $85.0 $95.0 million Consolidated adjusted EBITDA $127.0 $137.0 million 16

CONCLUSION ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Looking forward Crawford has six primary objectives for 2018: ▪ Increasing the velocity of our revenue growth ▪ Launching new products and services to position Crawford as an innovator in the industry ▪ Maximizing our go to market strategy with carriers, corporations and intermediaries ▪ Prioritizing IT investments on improved capabilities across the globe ▪ Focusing on our cash generation capabilities and driving free cash flow ▪ Advancing our employee training and leadership development programs All of which, will position the Company to achieve our longer-term target of 5% revenue growth and 15% earnings growth, annually. 17

FIRST QUARTER 2018 ////////////////////////////////////////////////////////////////////////// Appendix

APPENDIX: NON-GAAP FINANCIAL INFORMATION ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer- relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. 19

APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, goodwill impairment charges and non-cash stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in non-GAAP adjusted net income as an add back to GAAP net income and diluted earnings per share, are restructuring and special charges net of tax, goodwill impairment charges, and the impact of U.S. tax reform, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. 20

STATEMENT OF OPERATIONS HIGHLIGHTS ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Unaudited ($ in thousands, except per share amounts) Three Months Ended March 31, 2018 2017 $ Change % Change Revenues Before Reimbursements $ 273,104 $ 267,267 $ 5,837 2 % Costs of Services Provided, Before Reimbursements 197,619 192,737 4,882 3 % Selling, General, and Administrative Expenses 61,660 59,992 1,668 3 % Corporate Interest Expense, Net 2,564 2,036 528 26 % Restructuring and Special Charges — 605 (605) (100)% Total Costs and Expenses Before Reimbursements 261,843 255,370 6,473 3 % Other Income 1,135 561 574 102 % Income Before Income Taxes 12,396 12,458 (62) — % Provision for Income Taxes 3,966 4,835 (869) (18)% Net Income 8,430 7,623 807 11 % Net Loss Attributable to Noncontrolling Interests and Redeemable Noncontrolling Interests 139 41 98 239 % Net Income Attributable to Shareholders of Crawford & Company $ 8,569 $ 7,664 $ 905 12 % Earnings Per Share - Diluted: Class A Common Stock $ 0.16 $ 0.14 $ 0.02 14 % Class B Common Stock $ 0.14 $ 0.12 $ 0.02 17 % Non-GAAP Adjusted Earnings Per Share - Diluted: (1) Class A Common Stock $ 0.16 $ 0.15 $ 0.01 7 % Class B Common Stock $ 0.14 $ 0.13 $ 0.01 8 % Cash Dividends per Share: Class A Common Stock $ 0.07 $ 0.07 $ — — % Class B Common Stock $ 0.05 $ 0.05 $ — — % (1) 21 See Appendix for non-GAAP explanation and reconciliation

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017	Full Year Guidance 2018 *
Revenues Before Reimbursements			
Total Revenues	$ 290,387	$ 279,530	$ 1,198,000
Reimbursements	(17,283)	(12,263)	(68,000)
Revenues Before Reimbursements	$ 273,104	$ 267,267	$ 1,130,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 214,902	$ 205,000	
Reimbursements	(17,283)	(12,263)	
Costs of Services Provided, Before Reimbursements	$ 197,619	$ 192,737	

Unaudited ($ in thousands)	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017	Full Year Guidance 2018 *
Operating Earnings:			
Crawford Claims Solutions	$ 715	$ 2,434	
Crawford TPA Solutions: Broadspire	7,824	7,968	
Crawford Specialty Solutions	10,451	8,352	
Unallocated corporate and shared costs, net	(815)	(461)	
Consolidated Operating Earnings	18,175	18,293	$ 90,000
Deduct:			
Net corporate interest expense	(2,564)	(2,036)	(10,000)
Stock option expense	(450)	(417)	(1,800)
Amortization expense	(2,765)	(2,777)	(11,000)
Restructuring and special charges	—	(605)	—
Income taxes	(3,966)	(4,835)	(21,000)
Net loss attributable to non-controlling interests and redeemable noncontrolling interests	139	41	(700)
Net Income Attributable to Shareholders of Crawford & Company	$ 8,569	$ 7,664	$ 45,500

Crawford

** Midpoints of Company's Guidance, updated May 10, 2018*

22

RECONCILIATION OF NON-GAAP ITEMS (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Adjusted EBITDA Quarter Ended Full Year March 31, March 31, Guidance Unaudited ($ in thousands) 2018 2017 2018 * Net income attributable to shareholders of Crawford & Company $ 8,569 $ 7,664 $ 45,500 Add: Depreciation and amortization 11,440 10,180 48,300 Stock-based compensation 1,565 1,296 7,200 Net corporate interest expense 2,564 2,036 10,000 Restructuring and special charges — 605 — Income taxes 3,966 4,835 21,000 Adjusted EBITDA $ 28,104 $ 26,616 $ 132,000 * Midpoints of Company's Guidance, updated May 10, 2018 23

RECONCILIATION OF NON-GAAP ITEMS (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Net Debt March 31, December 31, Unaudited ($ in thousands) 2018 2017 Net Debt Short-term borrowings $ 24,546 $ 24,641 Current installments of capital leases 557 571 Long-term debt and capital leases, less current installments 242,202 200,460 Total debt 267,305 225,672 Less: Cash and cash equivalents 63,956 54,011 Net debt $ 203,349 $ 171,661 24

RECONCILIATION OF NON-GAAP ITEMS (continued) ////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended March 31, 2017 Net Income Attributable to Diluted Diluted Unaudited ($ in Income Before Crawford & Earnings per Earnings per thousands) Taxes Income Taxes Net Income Company CRD-A Share CRD-B Share GAAP $ 12,458 $ (4,835) $ 7,623 $ 7,664 $ 0.14 $ 0.12 Add back: Restructuring and special charges 605 (198) 407 407 0.01 0.01 Non-GAAP Adjusted $ 13,063 $ (5,033) $ 8,030 $ 8,071 $ 0.15 $ 0.13 25